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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 28, 1998

                          Commission File No.: 0-14685




                               GENICOM CORPORATION
             (Exact name of registrant as specified in its charter)



                           DELAWARE                      51 - 0271821
               (State or other jurisdiction of         (I.R.S. Employer
                incorporation or organization)       Identification No.)

                14800 CONFERENCE CENTER DRIVE
                    SUITE 400, WESTFIELDS
                     CHANTILLY, VIRGINIA                    20151
           (Address of principal executive offices)       (Zip Code)




        Registrant's telephone number, including area code: (703) 802-9200





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                      GENICOM CORPORATION AND SUBSIDIARIES
                                    FORM 8-K


Item 5.                    Other Items

                  (a) Fourth Amendment to Amended and Restated Credit Agreement and Waiver:

                           On July 2, 1998, the Company and its banks amended the credit agreement with NationsBank of Texas, N.A., as agent for the group of banks. The amendment adjusts the Company's required financial covenants, limits capital expenditures to a maximum of $27 million for 1998, adjusts the borrowing base percentages allowing the Company increased borrowing ability and adjusts the interest rate upwards 1.50% on the incremental increased borrowing against the higher base.

                  (b) Arbitration Between Atlantic Design Company, Inc., Ogden Services Corporation and GENICOM Corporation:

                           On July 4, 1998, the Company, Atlantic Design Company, Inc. ("ADC") and Ogden Services Corporation settled the arbitration proceeding described in the Company's prior SEC filings. Primary settlement terms include settlement of all claims and counterclaims in the arbitration, a $2.1 million payment to ADC for which the Company was fully reserved, a price increase effective for shipments after August 15, 1998, and a guarantee of orders for one year. ADC is continuing as a supplier for the Company.

                  (c)      Goodwill Write-Off:

                           Based upon recent review of long-lived assets, the Company determined that the value of goodwill associated with the acquisitions of Centronics, Printer Systems Corporation and Harris Adacom was impaired. In accordance with FAS 121, during the second fiscal quarter of 1998, the Company took a pre-tax charge associated with this impairment of approximately $15 million.

Item 7.                    Exhibits

                           99.1 Press release dated July 7, 1998

                           99.2 Press release dated July 7, 1998








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                    GENICOM Corporation
                                     -------------------------------------------
                                                         Registrant


Date:  July 8, 1998


                                                      /s/James C. Gale
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                                                         Signature

                                     James C. Gale
                                     Senior Vice President Finance and Chief
                                     Financial Officer

                                     (Mr. Gale is Chief Financial Officer and has been duly authorized to sign on behalf of the Registrant)